UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/21/2006

PW Eagle, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-18050

Minnesota	41-1642846
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1550 Valley River Drive, Eugene, Oregon 97401
(Address of principal executive offices, including zip code)

541-343-0200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On September 21, 2006, PW Eagle, Inc. announced that its board of directors approved the payment of a quarterly dividend of $0.075 per common share to shareholders of record as of October 2, 2006. The payment date for the dividend will be October 10, 2006.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Current Report as if fully set forth herein.

Item 9.01.    Financial Statements and Exhibits

(a)        Financial statements: None.
(b)        Pro forma financial information: None.
(c)        Exhibits: 99.1        Press Release dated September 21, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PW Eagle, Inc.

Date: September 22, 2006	By:	/s/ Jerry Dukes
Jerry Dukes
President and CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated September 21, 2006